UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 29, 2025
Date of Report (date of earliest event reported)
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Lineage, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation or organization)	001-42191 (Commission File Number)	82-1271188 (I.R.S. Employer Identification Number)
46500 Humboldt Drive Novi, Michigan 48377
(Address of principal executive offices and zip code)
(800) 678-7271
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	LINE	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
[Emerging growth company    ☐]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 29, 2025, Robert Crisci, Chief Financial Officer of Lineage, Inc. (the “Company”), notified the Company that he plans to retire from the Company. The Company has started the process of identifying a successor for the position with the assistance of a leading executive search firm. Mr. Crisci will continue as Chief Financial Officer until a successor is in place and will remain with the Company through a subsequent transition period.
Item 7.01 – Regulation FD Disclosure
As previously announced, the Company will be hosting a virtual webcast on Tuesday, June 3, 2025, beginning at 11:45 a.m. Eastern Time. Interested parties can access the webcast in the Events & Presentations section of the Company’s Investor Relations website at ir.onelineage.com. For those unable to listen to the live broadcast, an archive of the webcast will be available on the Company’s investor relations website. A copy of the presentation that will be used in the webcast has been posted to the Company’s website at ir.onelineage.com (the “Business Update Presentation”). A copy of the Business Update Presentation is also attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In connection with the virtual webcast, the Company is announcing that its second quarter to date is in line with expectations and re-affirming its previously announced guidance for the 2025 fiscal year, which is as follows: full-year 2025 adjusted EBITDA of $1.35 to $1.40 billion and Adjusted FFO per share of $3.40 to $3.60. The Company's guidance excludes the impact of unannounced future acquisitions or developments. Please refer to the Business Update Presentation for additional details related to the Company's guidance.
The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 - Financial Statements and Exhibits
(d): The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Business Update Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lineage, Inc.
(Registrant)

June 2, 2025	/s/ Natalie Matsler
Date	(Signature)
Natalie Matsler
Chief Legal Officer & Corporate Secretary